Liability for put options with non-controlling interests (Tables)	12 Months Ended
Mar. 31, 2022
Liability For Put Options With Non-controlling Interests [Abstract]
Schedule of liability for put options with non-controlling interests

	As at March 31,
	2021	2022	2022
	(INR)	(INR)	(USD)
Non-current
Liability for put options with non-controlling interests*	—	8,636	114
	—	8,636	114

Current
Liability for put options with non-controlling interests*	—	910	12
Total	—	910	12

* Non-controlling shareholders of RPPL have an option to offload their shareholding to the Company in accordance with the terms mentioned in the BCA at fair value of shares on the date of Put for cash. Put option liability with non-controlling interest accounted for at fair value. Subsequent changes to the put option liability are treated as equity transaction and hence accounted for in equity (refer Note 3).